EXHIBIT 23.


                     CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the prospectuses constituting part of the Registration Statements listed below of our reports dated February 13, 1996 relating to the Consolidated Financial Statements of USX Corporation, the Financial Statements of the Marathon Group, the Financial Statements of the U. S. Steel Group, and the Financial Statements of the Delhi Group, appearing on pages U-3, M-3, S-3 and D-3, respectively, of this Form 10-K:

On Form S-3:                    Relating to:
       File No. 33-34703        Marathon Group Dividend Reinvestment Plan
                33-43719        U. S. Steel Group Dividend Reinvestment Plan
                33-50191        USX Corporation Debt Securities, Preferred
                                Stock and Common Stock
                33-51621        USX Corporation Debt Securities, Preferred
                                Stock and Common Stock
                33-52937        USX Debt Securities
                33-56659        Marathon Group Common Stock
                33-57997        Marathon Group Dividend Reinvestment Plan
                33-60142        USX Corporation Debt Securities
                33-60172        U. S. Steel Group Dividend Reinvestment Plan


On Form S-8:                    Relating to:

        File No. 33-6248        USX 1986 Stock Option Plan
                 33-8669        Marathon Oil Company Thrift Plan
                33-38025        USX 1990 Stock Plan
                33-41864        USX 1990 Stock Plan
                33-52921        1990 Stock Plan
                33-48116        Parity Investment Bonus
                33-54333        Parity Investment Bonus
                33-60667        Parity Investment Bonus
                33-54760        Thrift Plan for Employees of Delhi Gas
                                Pipeline Corporation
                33-56828        Marathon Oil Company Thrift Plan
                33-52917        USX Savings Plan
               333-00429        USX Savings Fund Plan


                                             PRICE WATERHOUSE LLP


600 Grant Street
Pittsburgh, PA  15219-2794
March 6, 1996